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                                                                   Exhibit 10.45


                                 Heartland Technology, Inc.
                                 547 West Jackson Boulevard
                                 Chicago, Illinois 60661

[date]

Mr. Edwin Jacobson
161 East Chicago Avenue
Apartment 43H
Chicago, Illinois 60611

          Re:  Third Amendment to Employment Agreement

Dear Mr. Jacobson:

          We are writing with respect to your employment by Heartland Technology, Inc., formerly known as Milwaukee Land Company (the "Company"), as President and Chief Executive Officer of the Company, pursuant to an Employment Agreement, dated June 29, 1993 and amended August 7, 1996 and June 1, 1997 (as so amended, the "Employment Agreement"), the terms of which expire on May 30, 2002. The Company acknowledges and recognizes the value of your experience and abilities to the Company and desires to continue to retain and make secure for itself such experience and abilities through May 30, 2005.

          Therefore, subject to your signing and returning to the Company, c/o Richard P. Brandstatter, a duplicate original of this letter, effective as of the date hereof, Section 1 and Section 7(d)(i) of the Employment Agreement are hereby amended to delete the date "May 30, 2002" and substitute therefor the date "May 30, 2005." Except as amended by this letter, the Employment Agreement remains in full force and effect in accordance with its terms.

          If the foregoing is satisfactory, please indicate your agreement by signing and returning to the Company the enclosed copy of this letter whereupon this will constitute our agreement on the subject.

                                    HEARTLAND TECHNOLOGY, INC.



                                    By:
                                       -----------------------------------

                                    Its:
                                        ----------------------------------


ACCEPTED AND AGREED TO:


-----------------------------
Edwin Jacobson